PROSPECTUS SUPPLEMENT                          This Prospectus Supplement, filed
FOR THE PERIOD ENDING                          pursuant to Rule 424(b)(3),
APRIL 30, 1999 TO                              relates to Registration Statement
PROSPECTUS DATED                               33-71504-01 and the Prospectus
NOVEMBER 16, 1993                              dated November 16, 1993

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 1999

                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-23108                  Not Applicable
--------                            -------                  --------------
(State of                           (Commission              (IRS Employer
organization)                       File Number)             Identification No.)

c/o Greenwood Trust Company
12 Read's way
New Castle, Delaware                                                   19720
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (302) 323-7184

                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)

                                  Page 1 of 171
                         Index to Exhibits is on page 8

Item 5. Other Events

A) Series 1993-1:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto. May 17, 1999 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on April 15, 1999). Accordingly, Series 1993-1 terminated after the final payment on May 17, 1999 and no further Monthly Certificateholders' Statements will be forwarded to Investor Certificateholders of this Series.

B) Series 1993-2:
On May 17,1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto. May 17, 1999 is also the date on which holders of Class A Certificates received final payment of principal and interest. Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

C) Series 1993-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D) Series 1994-2:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(d) hereto.

E) Series 1994-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(e) hereto.

F) Series 1994-A:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(f) hereto.

G) Series 1995-1:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(g) hereto.

H) Series 1995-2:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(h) hereto.

I) Series 1995-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(i) hereto.

J) Series 1996-1:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(j) hereto.

K) Series 1996-2:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(k) hereto.

L) Series 1996-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(l) hereto.

M) Series 1996-4:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(m) hereto.

N) Series 1997-1:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1997-1, which is attached as Exhibit 20(n) hereto.

O) Series 1997-2:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1997-2, which is attached as Exhibit 20(o) hereto.

P) Series 1997-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1997-3, which is attached as Exhibit 20(p) hereto.

Q) Series 1997-4:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1997-4, which is attached as Exhibit 20(q) hereto.

R) Series 1998-1:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1998-1, which is attached as Exhibit 20(r) hereto.

S) Series 1998-2:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1998-2, which is attached as Exhibit 20(s) hereto.

T) Series 1998-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1998-3, which is attached as Exhibit 20(t) hereto.

U) Series 1998-4:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1998-4, which is attached as Exhibit 20(u) hereto.

V) Series 1998-6:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1998-6, which is attached as Exhibit 20(v) hereto.

W) Series 1998-7:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1998-7, which is attached as Exhibit 20(w) hereto.

X) Series 1999-1:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1999-1, which is attached as Exhibit 20(x) hereto.

Y) Series 1999-2:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1999-2, which is attached as Exhibit 20(y) hereto.

Z) Series 1999-3:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1999-3, which is attached as Exhibit 20(z) hereto.

AA) Series 1999-4:
On May 17, 1999 the Registrant made available the Monthly Certificateholders' Statement for the April 1999 Due Period with respect to Series 1999-4, which is attached as Exhibit 20(aa) hereto.

Item 7. Financial Statements and Exhibits

c) Exhibits

Exhibit No.                         Description
-----------                         -----------
20(a)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1993-1 that accompanied the final distribution of principal and interest on May 17, 1999.

20(b)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1993-2.

20(c)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1993-3.

20(d)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1994-2.

20(e)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1994-3.

20(f)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1994-A.

20(g)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1995-1.

20(h)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1995-2.

20(i)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1995-3.

20(j)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1996-1.

20(k)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1996-2.

20(l)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1996-3.

20(m)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1996-4.

20(n)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1997-1.

20(o)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1997-2.

20(p)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1997-3.

20(q)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1997-4.

20(r)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1998-1.

20(s)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1998-2.

20(t)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1998-3.

20(u)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1998-4.

20(v)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1998-6.

20(w)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1998-7.

20(x)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1999-1.

20(y)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1999-2.

20(z)                               Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1999-3.

20(aa)                              Monthly Certificateholders' Statement, related to the Due Period ending
                                    April 30, 1999, for Series 1999-4.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DISCOVER CARD MASTER TRUST I
                                                 (Registrant)

                                        By: GREENWOOD TRUST COMPANY
                                            as originator of the Trust

                                        By: John J. Coane
                                            ------------------------------------
                                            John J. Coane
                                            Vice President, Chief Accounting
                                            Officer and Treasurer

Date: May 17, 1999

                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------
20(a)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1993-1.

20(b)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1993-2.

20(c)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1993-3.

20(d)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1994-2.

20(e)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1994-3.

20(f)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1994-A.

20(g)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1995-1.

20(h)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1995-2.

20(i)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1995-3.

20(j)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1996-1.

20(k)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1996-2.

20(l)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1996-3.

20(m)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1996-4.

20(n)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1997-1.

20(o)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1997-2.

20(p)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1997-3.

20(q)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1997-4.

20(r)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1998-1.

20(s)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1998-2.

20(t)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1998-3.

20(u)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1998-4.

20(v)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1998-6.

20(w)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1998-7.

20(x)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1999-1.

20(y)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1999-2.

20(z)                                       Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1999-3.

20(aa)                                      Monthly Certificateholders' Statement, related to the Due Period ending April 30, 1999, for Series 1999-4.